UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

BROADCOM LIMITED

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on April 06, 2016 BROADCOM LIMITED BROKER LOGO HERE Return Address Line 1 Return Address Line 2 Return Address Line 3 51 MERCEDES WAY EDGEWOOD NY 11717 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 1 OF 2 12 15 0000265157_1 R1.0.1.25 Meeting Information Meeting Type: Annual Meeting For holders as of: February 12, 2016 Date: April 06, 2016 Time: 11:00 AM PDT Location: 1320 Ridder Park Drive San Jose, CA 95131 You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. BARCODE Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence #

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Annual Report 2. Notice & Proxy Statement How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before March 23, 2016 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. 0000265157_2 R1.0.1.25 Internal Use Only

Voting items The Board of Directors recommends you vote FOR the following proposal(s): 1. Election of Directors Nominees 1A Mr. Hock E. Tan 1B Mr. James V. Diller 1C Mr. Lewis C. Eggebrecht 1D Mr. Kenneth Y. Hao 1E Mr. Eddy W. Hartenstein 1F Ms. Justine F. Lien 1G Mr. Donald Macleod 1H Mr. Peter J. Marks 1I Dr. Henry S. Samueli 1J Mr. Lucien Y. K. Wong 0000265157_3 R1.0.1.25 The Board of Directors recommends you vote FOR the following proposal(s): 2 To approve the re-appointment of PricewaterhouseCoopers LLP as Broadcom’s independent registered public accounting firm and independent Singapore auditor for the fiscal year ending October 30, 2016 and to authorize the Audit Committee to fix its remuneration, as set forth in Broadcom’s notice of, and proxy statement relating to, its 2016 Annual General Meeting. 3 To approve the general authorization for the directors of Broadcom to allot and issue shares in its capital, as set forth in Broadcom’s notice of, and proxy statement relating to, its 2016 Annual General Meeting. 4 To approve the cash compensation for Broadcom’s non-employee directors for services rendered by them through the date of Broadcom’s 2017 Annual General Meeting of Shareholders and for each approximately 12-month period thereafter, as set forth in Broadcom’s notice of, and proxy statement relating to, its 2016 Annual General Meeting. BARCODE Broadridge Internal Use Only xxxxxxxxxx xxxxxxxxxx Cusip Job # Envelope # Sequence # # of # Sequence #

Voting items Continued Reserved for Broadridge Internal Control Information NOTE: In their discretion, the Proxies, and each of them acting alone, are authorized to vote on such other business as may properly come before the meeting or any adjournment or postponement of the meeting. Note: YOUR INSTRUCTIONS MUST BE RECEIVED NO LATER THAN 9:00 AM PACIFIC TIME ON APRIL 4,2016. Voting Instructions THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS AS REQUIRED BY THE NEW YORK STOCK EXCHANGE THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE Broadridge Internal Use Only Job # Envelope # Sequence 15 # # of # Sequence # 0000265157_4 R1.0.1.25